UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 16, 2008
Date of Report (Date of earliest event reported)
Syntax-Brillian Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281
(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.84
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     Please see the discussion of the Engagement Letter by and between FTI Consulting, Inc. and our company providing for the services of Greg Rayburn as our interim Chief Operating Officer as more fully described in Item 5.02 below.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 16, 2008, our Board of Directors made formal the appointment of Gregory Rayburn as our interim Chief Operating Officer. Mr. Rayburn, 49, is a Senior Managing Director and the Practice Leader of FTI Palladium Partners, the interim management practice of FTI Consulting, Inc. Mr. Rayburn has previously served as Chief Executive Officer of International Outsourcing Services, LLC from 2007 to 2008, Chief Executive Officer of Muzak Holdings LLC from 2005 to 2006, Chief Operating Officer of aaiPharma Inc. from 2004 to 2005, Chief Restructuring Officer of WorldCom, Inc. from 2003 to 2004, and Chief Executive Officer of Sunterra Corporation from 2000 to 2002. A certified public accountant, Mr. Rayburn received his Bachelor of Science degree in business and marketing and his Master of Accounting degree from the University of Alabama.
     Under the terms of the Engagement Letter that we entered into on April 8, 2008 with FTI Consulting, Inc. providing for Mr. Rayburn’s services as our interim Chief Operating Officer, Mr. Rayburn will report directly to our Board of Directors and Chief Executive Officer. This Engagement Letter also provides for the services of other temporary employees to support Mr. Rayburn in his role and in the accomplishment of specific objectives in support of our operational turnaround plan. We will compensate FTI Consulting, Inc. at its standard hourly rates for Mr. Rayburn’s services.
     There is no arrangement or understanding pursuant to which Mr. Rayburn was selected as our interim Chief Operating Officer. There are no related party transactions between us and Mr. Rayburn reportable under Item 404(a) of Regulation S-K.
     The description of the material terms of the Engagement Letter, attached hereto as Exhibit 10.84 and incorporated herein by reference as if set forth in full, does not purport to be complete and is qualified in its entirety by reference to such exhibit.
     On April 10, 2008, we issued a press release announcing the interim appointment of Mr. Rayburn. A copy of this press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number

10.84	Engagement Letter by and between Syntax-Brillian Corporation and FTI Consulting, Inc., dated March 25, 2008

99.1	Press release from Syntax-Brillian Corporation, dated April 10, 2008, entitled “Syntax-Brillian Appoints Greg Rayburn as Interim Chief Operating Officer”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: April 21, 2008	By:	/s/ James Li
James Li
President and Chief Executive Officer

EXHIBIT INDEX

10.84	Engagement Letter by and between Syntax-Brillian Corporation and FTI Consulting, Inc., dated March 25, 2008

99.1	Press release from Syntax-Brillian Corporation, dated April 10, 2008, entitled “Syntax-Brillian Appoints Greg Rayburn as Interim Chief Operating Officer”